Prospectus supplement dated August 6, 2014
to the following prospectus(es):
America's marketFLEX VUL, Bank One/One Investors PCVUL, and INVESCO PCVUL prospectus dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The prospectus offers the following underlying mutual funds as investment options under the contract. The prospectus has been corrected to reflect updated information for these investment options as indicated below:
UNDERLYING MUTUAL FUND	UPDATED INFORMATION
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Cap Value Fund	Sub-advisor: Epoch Investment Partners, Inc.; JPMorgan Investment Management Inc.
Nationwide Variable Insurance Trust - NVIT Multi-Manager Small Company Fund	Sub-advisor: Morgan Stanley Investment Management Inc.; Neuberger Berman Management LLC; OppenheimerFunds, Inc.; Putnam Investment Management, LLC
GWP-0506